AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated

Payment Date: 17 April 2000.
Calculation Date: 11 April 2000.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

-------------------------------------------------------------------------------------------------------
                                                                                          Balance on
                                 Prior Balance        Deposits         Withdrawals     Calculation Date
-------------------------------------------------------------------------------------------------------
                                   9-Mar-00                                               11-Apr-00

Lessee Funded Account                       0.00               0.00             (0.00)            0.00
Expense Account (note ii)           5,759,531.42      12,271,848.28    (14,995,446.50)    3,035,933.20
Collection Account (note iii)     204,385,002.59      41,913,774.71    (40,500,934.59)  205,797,842.71
-------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve          40,000,000.00                                         40,000,000.00
 -  Maintenance Reserve            80,000,000.00                                         80,000,000.00
 -  Security Deposit               44,270,410.00                                         43,884,068.00
 -  Other Collections (net of
      interim withdrawals)         40,114,592.59                                         41,913,774.71
                                  ==============      =============     =============   ==============
Total                             210,144,534.01      54,185,622.99    (55,496,381.09)  208,833,775.91

(ii)  ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
-------------------------------------------------------------------------------
Balance on preceding Calculation Date (Mar 09,2000)               5,759,531.42
Transfer from Collection Account (previous Payment Date)         12,240,468.58
Transfer from Collection Account (interim deposit)                        0.00
Interest Earned during period                                        31,379.70
Payments during period between prior
Calculation Date and the relevant Calculation Date:
 - Payments on previous Payment Date                              (2,946,468.52)
 - Other payments                                                (12,048,977.98)
                                                               ----------------
Balance on relevant Calculation Date (Apr 11, 2000)               3,035,933.20
-------------------------------------------------------------------------------

(iii)  ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
--------------------------------------------------------------------------------
Balance on preceding Calculation Date (Mar 09,2000)              204,385,002.59
Collections during period                                         41,895,136.17
Swap receipts (previous Payment Date)                                 18,638.54
Transfer to Expense Account  (previous Payment Date)             (12,240,468.58)
Transfer to Expense Account  (interim withdrawal)                          0.00
Net transfer to Lessee Funded Accounts                                     0.00
Aggregate Certificate Payments (previous Payment Date)           (27,816,453.42)
Swap payments (previous Payment Date)                               (444,012.59)
                                                               -----------------
Balance on relevant Calculation Date (Apr 11, 2000)              205,797,842.71
--------------------------------------------------------------------------------

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)


                 ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

            Priority of Payments
        (i) Required Expense Amount                               14,000,000.00
       (ii) a) Class A Interest                                   11,768,938.80
            b) Swap Payments                                         339,385.79
      (iii) First Collection Account Top-up                      120,000,000.00
       (iv) Minimum Hedge Payment                                          0.00
        (v) Class A Minimum Principal                                      0.00
       (vi) Class B Interest                                       1,801,386.85
      (vii) Class B Minimum Principal                                      0.00
     (viii) Class C Interest                                       2,384,129.69
       (ix) Class D Interest                                       3,585,125.00
        (x) Second Collection Account Top-up                      38,207,374.00
       (xi) Class A Principal Adjustment Amount                   14,407,232.46
      (xii) Class C Scheduled Principal                            1,200,000.00
     (xiii) Class D Scheduled Principal                              520,000.00
      (xiv) Modification Payments                                          0.00
       (xv) Soft Bullet Note Step-up Interest                              0.00
      (xvi) Class E Minimum Interest                                 492,684.17
     (xvii) Supplemental Hedge Payment                                     0.00
    (xviii) Class B Supplemental Principal                           127,519.15
      (xix) Class A Supplemental Principal                                 0.00
       (xx) Class D Outstanding Principal                                  0.00
      (xxi) Class C Outstanding Principal                                  0.00
     (xxii) Class E Supplemental Interest                                  0.00
    (xxiii) Class B Outstanding Principal                                  0.00
     (xxiv) Class A Outstanding Principal                                  0.00
      (xxv) Class E Accrued Unpaid Interest                                0.00
     (xxvi) Class E Outstanding Principal                                  0.00
    (xxvii) Charitable Trust                                               0.00
                                                                ----------------
Total Payments with respect to Payment Date                      208,833,775.91
      Less Collection Account Top-Ups ((iii) and (x)above)      (158,207,374.00)
                                                                ----------------
                                                                  50,626,401.91
                                                                ================

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated

(iv) PAYMENT ON THE CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                         A-4              A-6               A-7                A-8            Class B
     --------------------------
     Applicable LIBOR                              6.00375%         6.00375%          6.00375%           6.00375%           6.00375%
     Applicable Margin                             0.62000%         0.34000%          0.26000%           0.37500%           0.75000%
     Applicable Interest Rate                      6.62375%         6.34375%          6.26375%           6.37875%           6.75375%
     Interest Amount Payable                   1,214,354.17     3,303,579.42      3,157,973.96       4,093,031.25       1,801,386.85
     Step Up Interest Amount                           0.00             0.00              0.00               0.00               0.00

     Opening Principal Balance               200,000,000.00   568,103,222.82    550,000,000.00     700,000,000.00     290,971,577.36
     Minimum Principal Payment Amount                  0.00             0.00              0.00               0.00               0.00
     Adjusted Principal Payment Amount                 0.00    14,407,232.46              0.00               0.00               0.00
     Supplemental Principal Payment Amount             0.00             0.00              0.00               0.00         127,519.15
     Total Principal Distribution Amount               0.00    14,407,232.46              0.00               0.00         127,519.15
     Redemption Amount
      - amount allocable to principal                  0.00             0.00              0.00               0.00               0.00
      - premium allocable to premium                   0.00             0.00              0.00               0.00               0.00
                                            ----------------------------------------------------------------------------------------
     Outstanding Principal Balance
       (Apr 17, 2000)                        200,000,000.00   553,695,990.36    550,000,000.00     700,000,000.00     290,844,058.21
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                        Class C          Class D
     -----------------------
     Applicable Interest Rate                       8.1500%         10.8750%
     Interest Amount Payable                   2,384,129.69     3,585,125.00

     Opening Principal Balance               351,037,500.00   395,600,000.00
     Scheduled Principal Payment Amount        1,200,000.00       520,000.00
     Redemption Amount                                 0.00             0.00
      - amount allocable to principal                  0.00             0.00
      - amount allocable to premium                    0.00             0.00
     Actual Pool Factor                           0.9329000        0.9877000
                                            ---------------------------------
     Outstanding Principal Balance
       (Apr 17, 2000)                        349,837,500.00   395,080,000.00
-----------------------------------------------------------------------------

Table of rescheduled Pool Factors                       n/a              n/a
  in the event of a partial redemption

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
-----------------------------------------------------------------------------------------------------------------------
                                          A-4              A-6               A-7                A-8            Class B
     Applicable LIBOR                6.13000%         6.13000%          6.13000%           6.13000%           6.13000%
     Applicable Margin               0.62000%         0.34000%          0.26000%           0.37500%           0.75000%
     Applicable Interest Rate        6.75000%         6.47000%          6.39000%           6.50500%           6.88000%
-----------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
-----------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                          A-4              A-6               A-7                A-8            Class B

     Opening Principal Amount        2,000.00         5,681.03          5,500.00           7,000.00           2,909.72
     Total Principal Payments            0.00           144.07              0.00               0.00               1.28
                                     ----------------------------------------------------------------------------------
     Closing Outstanding
       Principal Balance             2,000.00         5,536.96          5,500.00           7,000.00           2,908.44

     Total Interest                     12.14            33.04             31.58              40.93              18.01
     Total Premium                       0.00             0.00              0.00               0.00               0.00
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                    Class C           Class D

     Opening Principal Amount                      3,510.38          3,956.00
     Total Principal Payments                         12.00              5.20
                                                ------------------------------
     Outstanding Principal Balance                 3,498.38          3,950.80

     Total Interest                                   23.84             35.85
     Total Premium                                     0.00              0.00
------------------------------------------------------------------------------